Exhibit 10(a)

                            THE BETHLEHEM CORPORATION
                             1994 STOCK OPTION PLAN

                  1. Purpose. The purpose of the Plan is to provide additional incentive to those officers and key employees of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. An additional purpose of the Plan is to build a proprietary interest among the Company's Non-Employee Directors and thereby secure for the Company's stockholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, or Stock Appreciation Rights.

                  2. Definitions. For purposes of this Plan:

                           (a)      "Agreement" means the written agreement
evidencing the grant of an Option and Stock Appreciation Rights, if applicable, and setting forth the terms and conditions thereof.

                           (b)      "Board" means the Board of Directors of the
Company.

                           (c)      "Cause" means, unless otherwise defined in
the particular Agreement evidencing the grant of an Option (i) the willful neglect or refusal to perform the Optionee's duties or responsibilities or the willful taking of actions which materially impair the Optionee's ability to perform the Optionee's duties or responsibilities which continues after being brought to the attention of the Optionee (other than any such failure resulting from the Optionee's incapacity due to physical or mental illness) or (ii) the willful act or failure to act by the Optionee which is materially injurious to the Company or a Subsidiary which is brought to the attention of the Optionee in writing not more than thirty (30) days from the date of its discovery by the Company, a Subsidiary or the Board.

                           (d)      "Change in Capitalization" means any
increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or

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rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                           (e)      "Change in Control" means one of the
following events:

                                    (i)     any "person" (as defined in Sections
13(d) and 14(d) of the Exchange Act other than any person who is a stockholder of the Company on the effective date hereof), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" of more than fifteen percent (15%) of the issued and outstanding Shares of the Company; or (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 2(e)(i), 2(e)(iii) or 2(e)(iv) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger other than (x) a merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least fifty percent (50%) of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or (y) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than any person who is a stockholder of the Company on the effective date hereof) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale of all or substantially all of the assets of the Company.

                           (f)      "Code" means the Internal Revenue Code of
1986, as amended.


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                           (g)      "Committee" means a committee of two or more
Outside Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

                           (h)      "Company" means The Bethlehem Corporation, a
Pennsylvania corporation.

                           (i)      "Disability" means the inability, due to
illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least twelve (12) months.

                           (j)      "Eligible Employee" means any officer or
other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Stock Appreciation Rights subject to the conditions set forth herein.

                           (k)      "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

                           (l)      "Fair Market Value" means the fair market
value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or (C) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

                           (m)      "Incentive Stock Option" means an Option
within the meaning of Section 422 of the Code.

                           (n)      "Non-Employee Director" means a member of
the Board who is not an employee of the Company or a Subsidiary.

                           (o)      "Nonqualified Stock Option" means an Option
which is not an Incentive Stock Option.

                           (p)      "Option" means an Incentive Stock Option, a
Nonqualified Stock Option, or either or both of them, as the context requires.


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                           (q)      "Optionee" means a person to whom an Option
has been granted under the Plan.

                           (r)      "Outside Director" means a member of the
Board satisfying the requirements of Section 162(m)(4)(C)(i) of the Code and the regulations promulgated thereunder.

                           (s)      "Parent" means any corporation in an
unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

                           (t)      "Plan" means The Bethlehem Corporation 1994
Stock Option Plan, as amended from time to time.

                           (u)      "Securities Act" means the Securities Act of
1933, as amended.

                           (v)      "Shares" means shares of the Common Stock,
no par value per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization), as the case may be.

                           (w)      "Stock Appreciation Right" means a right to
receive all or some portion of the increase in the value of Shares as provided in Section 7 hereof.

                           (x)      "Subsidiary" means any corporation in an
unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           (y)      "Ten-Percent Stockholder" means an Eligible
Employee, who, at the time an Incentive Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.

                  3.       Administration.

                           (a)      The Plan shall be administered by the
Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be

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fully effective as if it had been made at a meeting duly held. No member of the
Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, Options, or Stock Appreciation Rights, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Company shall pay all expenses incurred in the administration of the Plan.

                           (b)      Subject to the express terms and conditions
set forth herein, the Committee shall have the power from time to time:

                                    (i) to determine those Eligible Employees to
                           whom Options shall be granted under the Plan and the number of Nonqualified Stock Options, Stock Appreciation Rights and/or Incentive Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option and Stock Appreciation Right, including the purchase price per share of each Option;

                                    (ii) to construe and interpret the Plan and
                           the Options and Stock Appreciation Rights granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, and the Optionees, as the case may be;

                                    (iii) to determine the duration and purposes
                           for leaves of absence which may be granted to an Optionee without constituting a termination of employment or service for purposes of the Plan;
                           and

                                    (iv) generally, to exercise such powers and
                           to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.


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                  4.       Stock Subject to Plan.

                           (a)      The aggregate number of Shares that may be
issued or transferred pursuant to Options or Stock Appreciation Rights granted under the Plan is 400,000 Shares, and the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Employee is 250,000 Shares. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                           (b)      Whenever any outstanding Option or portion
thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the Shares allocable to the unexercised portion of such Option may again be the subject of Options and Stock Appreciation Rights hereunder; provided, however, that any such terminated option shall count against the maximum numbers of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Employee.

                           (c)      The aggregate fair market value of Shares
(determined on the date of grant) for which an Eligible Employee may be granted Incentive Stock Options which are exercisable for the first time in any particular calendar year (whether under the terms of the Plan or any other stock option plan of the Company, a Parent or a Subsidiary) shall not exceed $100,000. To the extent any Option which is intended to be an Incentive Stock Option is granted to any Eligible Employee fails to satisfy the requirements of this subsection, the Incentive Stock Option shall be treated as a Nonqualified Stock Option. This Section 4 shall be applied by taking Options into account in the order in which they are granted.

                  5. Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options and Stock
Appreciation Rights.

                  6. Options. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

                           (a)      Purchase Price.  The purchase price or the
manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Option shall not be less than the Fair Market Value of a Share at the time the Option is granted (one hundred ten percent (110%) in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

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                           (b)      Duration. Options granted hereunder shall be
for such term as the Committee shall determine, provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and (ii) no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                           (c)      Non-transferability.  No Option granted
hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                           (d)      Vesting.  Subject to subsection 6(e) below,
unless otherwise set forth in the Agreement, each Option shall become exercisable as to 33-1/3 percent of the Shares covered by the Option on the first anniversary of the date the Option was granted and as to an additional 33-1/3 percent of the Shares covered by the Option on each of the following two
(2) anniversaries of such date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

                           (e)      Accelerated Vesting.  Notwithstanding the
provisions of subsection 6(d) above, each Option granted to an Optionee shall become immediately exercisable in full upon a Change in Control.

                           (f)      Termination of Employment. In the event that
an Optionee ceases to be employed by the Company or a Subsidiary, any outstanding Options held by such Optionee shall, unless the Agreement evidencing such Option provides otherwise, terminate as follows:

                                    (i) If the Optionee's termination of
                           employment is due to his death or Disability, the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate;


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                                    (ii) If the Optionee's termination of
                           employment is by the Company or a Subsidiary for Cause, the Option shall terminate on the date of the Optionee's termination of employment; and

                                    (iii) If the Optionee's termination of
                           employment is for any other reason (including an Optionee's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of three (3) months following such termination of employment, and shall thereafter terminate.

                  Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this subsection 6(f), but in no event beyond the term of the Option.

                           (g)      Method of Exercise.  The exercise of an
Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by a cashless exercise procedure. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

                           (h)      Rights of Optionees. No Optionee shall be
deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall

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have full voting, dividend and other ownership rights with respect to such
Shares.

                  7. Stock Appreciation Rights. The Committee may, in its discretion in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. A Stock Appreciation Right shall cover the same shares covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

                           (a)      Stock Appreciation Rights Related to an
                                     Option.

                                    (i)     Time of Grant. A Stock Appreciation
                           Right may be granted only at the time of grant of the related Option.

                                    (ii) Payment. A Stock Appreciation Right
                           shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to subsection 7(a)(iv) below.

                                    (iii) Exercise. A Stock Appreciation Right
                           shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

                                    (iv) Amount Payable. Upon the exercise of a
                           Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.


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                                    (v) Treatment of Related Options and Stock
                           Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right, the related Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                           (b)     Method of Exercise. Stock Appreciation Rights
shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

                           (c)      Form of Payment. Payment of the amount
determined under subsection 7(a)(iv) above may be made solely in whole Shares in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 of the Exchange Act, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to subsection 7(a)(iv) above to an officer of the Company or a Subsidiary who is subject to Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

                  8.       Loans.

                           (a)      The Company or any Subsidiary may make loans
to an Optionee in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including

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the rate of interest, if any, as the Committee shall impose from time to time.

                           (b)      No loan made under the Plan shall exceed the
sum of (i) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income and employment taxes payable by the Optionee with respect to the exercise of the Option, reduced by (iii) the aggregate par value of the Shares being acquired pursuant to exercise of the Option. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the Shares received pursuant to such exercise.

                           (c)      No loan shall have an initial term exceeding
ten (10) years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one (1) year after termination of the Optionee's employment due to death, Disability, or retirement or (ii) the date of termination of the Optionee's employment for any reason other than death, Disability, or retirement.

                           (d)      Loans under the Plan may be satisfied by an
Optionee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to part or all of the outstanding balance of such loan.

                           (e)     A loan shall be secured by a pledge of Shares
with a Fair Market Value of not less than the principal amount of the loan. After any repayment of a loan, pledged Shares no longer required as security may be released to the Optionee.

                           (f)     Every loan shall meet all applicable laws,
regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

                  9.       Adjustment Upon Changes in Capitalization.

                           (a)      In the event of a Change in Capitalization,
the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options and Stock Appreciation Rights may be granted under the Plan, the number and class of shares of stock as to which Options and Stock Appreciation Rights have been granted under the Plan, and the purchase price therefor, if applicable.

                           (b)      Any such adjustment in the Shares or other
securities subject to outstanding Incentive Stock Options

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(including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  10. Non-Employee Director Options. Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 10 shall apply only to grants of Options to Non-Employee Directors. Except as set forth in this Section 10, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this
Section 10. For purposes of interpreting Section 6 of the Plan, a Non-Employee Director's service as a member of the Board shall be deemed to be employment with the Company or its Subsidiaries.

                           (a)     General. Non-Employee Directors shall receive
Nonqualified Stock Options in accordance with this Section 10 and may not be granted Stock Appreciation Rights or Incentive Stock Options under this Plan. The purchase price per Share purchasable under Options granted to Non-Employee Directors shall be the Fair Market Value of a Share on the date of grant. No Agreement with any Non-Employee Director may alter the provisions of this
Section 10 and no Option granted to a Non-Employee Director may be subject to a discretionary acceleration of exercisability.

                           (b)      Grants to New Non-Employee Directors. Each
Non-Employee Director who, after December 1, 1994, is elected to the Board for the first time by stockholders of the Company at any special or annual meeting of stockholders and who does not receive a grant of an option as prescribed in
Section 4(a)(ii) of The Bethlehem Corporation Equity Incentive Plan For Directors, will, at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 10,000 Shares.

                           (c)      Grants to Continuing Directors. On the date
of each annual meeting of stockholders subsequent to January 1, 1995, each continuing Non-Employee Director (i.e., a director not being elected by stockholders for the first time) will be granted automatically, without action by the Committee, an Option to purchase 500 Shares.

                           (d)      Vesting. Subject to accelerated vesting
pursuant to subsection 6(e)(i) hereof, each Option shall be exercisable as to 33-1/3% of the Shares covered by the Option on the date the Option is granted and as to an additional 33-1/3% of the Shares covered by the Option on each of the following two anniversaries of such date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Subsections 6(d), 6(e)(ii) and 6(f)

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hereof shall not apply to Options granted to Non-Employee
Directors.

                           (e)      Duration. Subject to the immediately
following sentence, each Option granted to a Non-Employee Director shall be for a term of ten (10) years and one (1) day. Upon the cessation of a Non-Employee Director's membership on the Board for any reason, Options granted to such Non-Employee Director shall expire upon the earlier of (i) three (3) years from the date of such cessation of Board membership or (ii) expiration of the term of the Option. The Committee may not provide for an extended exercise period beyond the periods set forth in this subsection 10(e).

                  11. Release of Financial Information. A copy of the Company's annual report to stockholders shall be delivered to each Optionee if and at the time any such report is distributed to the Company's stockholders. Upon request by any Optionee, the Company shall furnish to such Optionee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

                  12. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date, except with respect to Options and Stock Appreciation Rights outstanding on such date, and no Options or Stock Appreciation Rights may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3 under the Exchange Act subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act or (b) to comply with any other law, regulation or stock exchange rule. Notwithstanding anything in this Section 12 to the contrary, subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act, Section 10 hereof shall not be amended more than once in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder.

                  Except as provided in Section 9 hereof, rights and obligations under any Option granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee.

                  13. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as

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

creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  14. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                           (a)      give any person any right to be granted an
Option or Stock Appreciation Right other than at the sole discretion of the Committee;

                           (b)      give any person any rights whatsoever with
respect to Shares except as specifically provided in the Plan;

                           (c)      limit in any way the right of the Company or
its Subsidiaries to terminate the employment of any person at any time; or

                           (d)      be evidence of any agreement or
understanding, expressed or implied, that the Company or its Subsidiaries will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

                  15.      Regulations and Other Approvals; Governing Law.

                           (a)      This Plan and the rights of all persons
claiming hereunder shall be construed and determined in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law principles thereof.

                           (b)      The obligation of the Company to sell or
deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                           (c)      Any provisions of the Plan inconsistent with
Rule 16b-3 under the Exchange Act shall be inoperative and shall not affect the validity of the Plan.

                           (d)      Except as otherwise provided in Section 12
hereof, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Optionees granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.


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

                           (e)      Each Option and Stock Appreciation Right is
subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Stock Appreciation Right or the issuance of Shares, no Options or Stock Appreciation Rights shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                           (f)      In the event that the disposition of Shares
acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require an Optionee receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Optionee are acquired for investment only and not with a view to distribution.

                  16.      Miscellaneous.

                           (a)     Multiple Agreements. The terms of each Option
or Stock Appreciation Right may differ from other Options or Stock Appreciation Rights granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Option or Stock Appreciation Right to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Stock Appreciation Rights previously granted to that Optionee. The grant of multiple Options or Stock Appreciation Rights may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

                           (b)      Withholding of Taxes. The Company shall have
the right to deduct from any payment of cash to any Optionee an amount equal to the federal, state and local income and employment taxes and other amounts required by law to be withheld with respect to any Option or Stock Appreciation Right. Notwithstanding anything to the contrary contained herein, if an Optionee is entitled to receive Shares upon exercise of an Option or Stock Appreciation Right, the Company shall have the right to require such Optionee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income and employment taxes and other amounts which the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Option granted under this Plan shall provide that

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


if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to such Optionee's exercise of the Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, such Optionee shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income and employment taxes and other amounts which the Company informs the Optionee the Company is required to withhold.

                           (c)      Designation of Beneficiary. Each Optionee
may, with the consent of the Committee, designate a person or persons to receive in the event of such Optionee's death, any Option or Stock Appreciation Right and/or amounts payable pursuant thereto, to which such Optionee would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing. In the event of the death of an Optionee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's death, the Company shall deliver such Options, Stock Appreciation Rights and/or amounts payable to the executor or administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options, Stock Appreciation Rights and/or amounts payable to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                  17. Effective Date. The Plan shall become effective upon adoption by the Board, subject, however, to its further approval by the requisite vote of the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board, at a regular meeting of the stockholders or at a special meeting of the stockholders called and held for such purpose. Grants of Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights may be made prior to such stockholder approval, but all grants made prior to such stockholder approval shall be subject to the obtaining of such approval and, if such approval is not obtained, such grants shall not be effective for any purpose.

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